Exhibit 99.2

Relieving Pain....Improving Lives

Special _ Forward Note Regarding Looking Statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, among other things, relate to our business strategy, goals and expectations concerning our product candidates, future operations, prospects, plans and objectives of management. The words “anticipate”, “believe”, “could”, “estimate” , “expect”, “intend”, “may”, “plan”, “predict”, “project”, “will” and similar terms and phrases are used to identify forward-looking statements in this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. These forward -looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law.

2

Company Highlights

“ Dex _IN _ non _ intranasal, opioid in Phase II for acute pain following surgery _significant market opp’y

“ Multiple clinical studies demonstrate analgesic effect, fast onset of action and well tolerated

“ Phase IIb interim analysis — Dex—IN 50 mcg efficacy signal in post op pain subset

“ Multiple clinical and regulatory milestones over next few years

“ Experienced team with significant development, regulatory and commercial experience

3

Results of Phase IIb Interim Analysis

“ Analgesia and opioid reduction seen in subset of patients

“ However, trial not expected to reach statistical significance with current design

_ Post Op Day 0 dosing

“ Revised trial design _Post Op Day 1 dosing

_ Stable / declining pain trajectory

_ Top line results expected mid-year 2015

4

Experienced Management and Board

“ Gerri Henwood _ President and CEO

Founded Auxilium Pharmaceuticals (AUXL, NASDAQ) and IBAH (former NASDAQ Co. _ acquired 1998); GSK

“ Chuck Garner _CFO, CBO and Treasurer

Over 14 years of life sciences investment banking experience _ Deutsche Bank, Burrill& Co., Inverness Advisors; PwC

“ Randy Mack _SVP, Development

Over 20 years of clinical development experience _ Adolor, Auxilium, Abbott Labs and Harris Labs

Board of Directors

Wayne B. Weisman _ Chairman SCP VitaLife Partners

Winston J. Churchill

SCP VitaLife Partners

Gerri Henwood _CEO William L. Ashton

Harrison Consulting Group; frmly Amgen

Abraham Ludomirski, M.D.

SCP VitaLife Partners

Alfred Altomari

CEO, Agile Therapeutics

Michael Berelowitz

Former SVP, Specialty Care Business Unit, Pfizer

5

Clinical Stage Pipeline

Product PC I II III Rights

Dexmedetomidine (“Dex”) WW,exc. Europe, Turkey,CIS*

Dex _ IN (intranasal)

Acute post _ operative pain

Cancer breakthrough pain

Dex-SL (sublingual)

Transdermal

Fadolmidine (“Fado”) WW, exc. Europe, Turkey, CIS*

Intrathecal

Post _ operative pain

Topical

Neuropathic pain

* CIS currently includes Armenia, Azerbaijan, Belarus, Georgia, Kazakhstan, Kyrgyzstan, Moldova, Russia, Tajikistan, Turkmenistan, Ukraine, and Uzebekistan.

6

Post Op Pain Market Underserved

“ $5.9 billionmarket (1)

“ Predominantly opioid use

“ Significant side effects / issues associated with opioids

“ Dearth of non _ opioid drugs in development

(1)	GBI Research, 2010 sales.

Inpatient procedures

Total procedures (2009) 47.9M Addressable >25M

Ambulatory procedures

Total procedures (2006) 53.3M Addressable >25M

Note: Addressable includes procedures expected to utilize pain medication.

Source: National Center for Health Statistics and management estimates.

7

Limited Pain Relief Options for Patients

Pain Severity	Class	Compounds	Advantages	Disadvantages
Mild	Acetaminophen		Antipyretic properties; Oral; no opioid AEs	Only effective for mild pain
	NSAIDs	Ketorolac, ibuprofen, aspirin	Mild to moderate analgesia; oral; no opioid AEs	Bleeding risk; GI and renal complications
Moderate	Sodium channel blockers	Bupivacaine, lidocaine	Use directly at pain site; mostly peri-operative	Limited duration of action; some are concerned about local tissue impact
Moderate to Severe	Alpha 2 agonists	Dexmedetomidine (Recro Pharma)	Good pain relief; anxiolytic properties; no respiratory depression, impaired GI or addictive properties	In development – potential for first in class to be approved for post-operative pain
	Opioids	Morphine, hydrocodone, oxycodone, fentanyl	Good pain relief	Respiratory depression, impaired GI motility after even one dose; frequent nausea and vomiting; abuse/addiction potential

Recro Pharma

Note: Pain severity based upon market research / physician feedback

8

Dexmedetomidine (“Dex”)

DexHas Demonstrated Analgesia & Safety

“ Alpha(non             2 agonist opioid)

_ Injectable form (Precedex) marketed by Hospira in US as sedative

_ Multiple studies demonstrating analgesia of alpha 2 agonists

“ Intranasal formulation in clinical development for acute pain

_ In-licensed non-IV rights from Orion

_ Worldwide rights except Europe, Turkey, and CIS

“ Multiple studies demonstrate Dex pain relief and safe profile

_ Including our completed placebo controlled trials

“ Expect strong IP position

_ Pending IP coverage could run through 2030

“ Expect to file 505(b)(2) NDA shortly after completion of Ph III

Dex Efficacy and Safety in Multiple Studies

Beneficial effects

Source

NDA filing / pivotal trials _

Approved sedative and safe profile

Abbott/Hospira, Orion

Morphine sparing

NDA studies plus Literature

Chan, 2010; Grosu, 2010; Lin, 2009, Arain,

Analgesia by IV route

2010

Placebo controlled trials; L. Webster, MD

Demonstration of pain relief (VAS)

(Utah) CLBP study (Recro sponsored)

Positive PK/PD plasma levels

Clinical trials run by Recro

demonstrating analgesic potential

Relieves morphine “Max”

University of Minnesota; M. Belgrade, MD

(“hyperalgesia”)

Significant Advantages Over Opioids

Dex

Fast_acting Opioids

Non_opioid (Not controlled substance)

Opioid - DEA scheduled product

No habituation effects

Addictive

Does not cause respiratory depression

Respiratory depression

Not associated with constipation,

Unwanted side-effects of constipation,

nausea, or vomiting

nausea and vomiting

Enhances morphine effectiveness

Additive effect requires higher dose

without morphine dose increase

More cognitively intact

Frequently “Foggy”/ may be confused

Anxiolytic properties

Not anxiolytic

Effective Analgesic

Effective Analgesic

Dex Has Been Well Studied by Recro

“

Evaluated proprietary formulations of Dex in 9 trials

Trial

Form

Design

Outcome

REC_13_012

Dex_IN

Acute pain following

Subset of patients (n=34), with baseline

bunionectomy surgery

pain intensity of 6 or below, had

(n=68 evaluable at

separation of analgesia in 50 mcg and

interim analysis)

reduced opioid use versus placebo

REC_11_010

Dex_IN

Chronic lower back

Statistically significant pain relief within

pain POC study (n=24)

30 minutes demonstrated in placebo

controlled trial _ single use device

REC_09_003

Dex_SL

Chronic lower back

Statistically significant reduction in pain

pain POC study (n=21)

intensity demonstrated in placebo

controlled trial

REC_11_008

Dex_IN

Multi_dose PK study

Safety & tolerability of IN dosage form

(n=12)

DexREC 13             012 IN Study

(US placebo controlled trial)

“ Phase IIb 150 _200 bunionectomy study in approx. pts

_ Randomized, placebo controlled study

“ Primary endpoint _ summed pain intensity difference (SPID) over 48 hours

“ Rescue therapy allowed

“ Post Op Day 0 dosing

“ Three dosing groups_50 mcg, 35 mcg and placebo

“ Preplanned interim analysis

Scheduled after half of patients enrolled

_ Allowed for possible sample size adjustment

68 pts evaluable in interim analysis _ approx. 22 pts per group

Dex_IN Subset Analysis _

SPID48

“

34 patients with baseline pain intensity of 6 or below

and who completed 48 hour pain assessments

“

Separation of analgesia observed between Dex_IN 50

mcg and placebo

Dex-IN 50 mcg

Dex-IN 35 mcg

Placebo

(n=12)

(n=9)

(n=13)

Mean (SD)

48.67 (76.938)

-9.67 (70.273)

-10.60 (90.997)

Effect size(1)

0.701

0.012

—

(1)Effect size quantifies the magnitude of the difference between two treatment groups (e.g., Dex-IN 50 mcg and placebo) . An effect size of greater than 0.5 is typically considered good.

Dex_INSubset Analysis _Opioid Sparing

“ 34 patients with baseline pain intensity of 6 or below and who completed 48 hour pain assessments

“ Amount of rescue medication used overall (morphine equiv.) was about 50% less for the Dex- IN 50 mcg group

_ trend was consistent for observation of categories of morphine use (mg) and oxycodone use (mg)

Dex-IN 50 mcg

Dex-IN 35 mcg

Placebo

(n=12)

(n=9)

(n=13)

Mean consumption (SD)

5.83 (6.793)

10.67 (9.487)

11.85 (7.186)

Dex_IN Next Steps in Post Operative Pain

Planned Phase II bunionectomy study in approx. 200 pts

_ Randomized, placebo controlled study

_ Primary endpoint _SPID over 48 hours

_ Rescue therapy allowed

Post Op Day 1 dosing (previous trial Post Op Day 0)

_ Pain trajectory stable / declining

Top line results expected mid_year2015

Dex - REC- 11 - 010 IN Study

(US placebo controlled POC trial)

24 chronic lower back pain (CLBP) patients

_ Chronic _ non opioid users & opioid users

PBO controlled, cross - over to evaluate:

Analgesia - Standard VAS for Pain Intensity and Pain Relief at multiple timepoints

_

Safety _ Adverse Events, Vital Signs, Sedation

Single doses in a 3 way cross - over

_ PBO

_ Dex _ IN25 ug

_ Dex _ IN 50 ug

Pain intensity measurements focused on 1 hour with patients monitored for up to 24 hours

Fast Onset Of and Prolonged Action

(Clinical Dex             REC _11 _010 trial - 11- 010 -DEX_IN pharmacokinetics)

0.25

_ DEX _IN 25µg _ DEX - IN50µg

0.2

( ng/mL) ncentration 0.15

Co 0.1

Plasma

0.05

0

0 0.25 0.5 0.75 1 1.25 1.5 1.75 2

Time (hr)

19 Note: Administered with single unit device

Statistically Significant Pain Relief

(Dex11 _ 010) _REC IN _

2.5 DEX _ IN PBO DEX _ IN 25µg _ DEX IN 50µg

2	* **

4)

_ * 0

1.5

(Scale: lief Re 1 Pain

0.5

0

BL 0.25 0.5 0.75 1

Time (hours)

*	p < 0.05

** p < 0.01 20 Scale: 0 = No Relief, 4 = Complete Relief

Significant Pain Relief Over Time

(Dex_010 _ 11 REC IN _ Summed Pain Intensity Difference)

8

_ DEX IN PBO

*

DEX _ IN 25µg 7 (SPID DEX IN 50µg ference 6 Dif 5 Intensity 4 Pain

3

Summed 2 Mean

1

0

0 0.25 0.5 0.75 1

Time (Hour) * p < 0.05

SelectOpioidClinicalTrialsSideEffects

Tapentadol IR

Tapentadol IR

Oxycodone IR

Placebo

50mg

100mg

10mg

Event

n = 67

n = 67

n = 68

n = 67

Nausea

17.9%

46.3%

66.2%

71.6%

Dizziness

14.9%

32.8%

64.7%

56.7%

Somnolence

7.5%

28.4%

36.8%

26.9%

Vomiting

1.5%

16.4%

35.3%

38.8%

Headache

10.4%

17.9%

22.1%

20.9%

Pruritus generalized

0.0%

7.5%

13.2%

10.4%

Hyperhidrosis

1.5%

6.0%

8.8%

10.4%

Constipation

1.5%

6.0%

7.4%

17.9%

Pruritus

3.0%

7.5%

7.4%

11.9%

Feeling Hot

4.5%

7.5%

2.9%

10.4%

Source: Stegmann et.al.(2008) .. The efficacy and tolerability _ multiple of dose tapentadol immediate release for the relief of acute pain following orthopedic (bunionectomy) surgery. Current Medical Research and Opinion

Dex_IN Well Tolerated

(Clinical REC _11 _ 010 trial _Adverse events+ )

Placebo

DEX_IN 25 µg

DEX_IN 50 µg

(n=24)

(n=24)

(n=24)

Dry Mouth

_

2
2

Nausea

1
3
5

Vomiting

_

1
2

Feeling Abnormal

_

2
3

BP Decrease

_

_

2

Dizziness

4
5

10

Headache

1
4
4

Paraesthesia

_

_

2

Sinus Headache

_

2
1

Somnolence

_

6

18

Nasal Congestion

_

_

2

Nasal Discomfort

_

1
3

Hypotension

_

4
7

+Reported by more than one subject

Dex_IN Repeat Dosing Well Tolerated

(Clinical REC 11 _008)             trial

7 consecutive Dex             doses of 35 mcg IN every 6 hours

Evaluated heart rate, blood pressure and BP upon standing every 5 minutes for two hours after dosing

_ Transient effect after initial dosing

Noneoftheaboveeffects categorized by investigators as AEs

Well Tolerated Profile _ Repeated Dosing

(Study Dex REC _11 008             35 mcg IN formulation)

Number of Subjects

Period 1

Period 2

n = 12

n = 10

Term

D1

D2

D1

D2

D3

D4

D5

D6

D7

Total

7am

1pm

7am

1pm

7pm

1am

7am

1pm

7pm

Back Pain

_

_

_

_

1

_

_

_

1
1

Muscle Spasms

_

_

_

_

_

_

_

_

_

1

Dizziness

_

1
2

_

_

_

_

_

_

3

Headache

_

_

_

1

_

_

_

_

_

1

Anxiety

_

_

1

_

_

_

_

_

_

1

Nasal Discomfort

_

3

_

5

_

_

_

_

_

6

Nasal Dryness

_

1

_

2

_

_

_

_

_

3

Rhinalgia

_

_

_

_

1

_

_

_

_

1

Rinorrhea

_

1

_

_

_

_

_

_

_

1

Fadolmidine (“Fado”)

Fado Effective in Phase II for Pain Relief

- Alpha 2 agonist
  - more potent at the alpha 2c receptor than Dex
  - >20 fold less potent at the alpha 1b receptor than clonidine
- Fado has demonstrated analgesia in multiple animal models
- Positive Phase II analgesia study in bunionectomy patients
  - Intrathecal route of administration
- Formulation work underway for topical prototype
  - Potential in regional neuropathies
- WW rights to all human uses except Europe, Turkey and CIS
- NCE patent w/ expected extension to 2021 / pursuing add'l IP

Recro Pharma

27

Corporate Overview

Intellectual Property

- Dex applications for methods for treating/preventing pain through intranasal, sublingual and transdermal formulations without sedation
- Dex composition of oral transmucosal (SL) formulation and dispensing devices
- Fado IP in-licensed from Orion
  - Composition of matter
  - Method of administration for analgesia
  - Treatment and prevention of hypotension and shock
- Regulatory exclusivity
  - 505(b)(2) – 3 years (Dex-IN, Dex-SL)
  - 505(b)(1) – NCE, 5 years (Fado)

Recro Pharma

29

Company Highlights

Dex _IN _ non _ intranasal, opioid in Phase II for acute pain following surgery _significant market opp’y

Multiple clinical studies demonstrate analgesic effect, fast onset of action and well tolerated

Phase IIb interim analysisDex — IN 50 mcg efficacy signal in post op pain subset

Multiple clinical and regulatory milestones over next few years

Experienced team with significant development, regulatory and commercial experience